UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders.

Brookfield
20 19
ANNUAL REPORT
DECEMBER 31, 2019

Brookfield Real Assets
Income Fund Inc.
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $19 billion of assets under management as of December 31, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $540 billion of assets under management as of December 31, 2019. For more information, go to https://publicsecurities.brookfield.com/en.
Brookfield Real Assets Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the year ended December 31, 2019.
Global equities had a banner year in 2019, driven by strong returns in the first and fourth quarters. The MSCI World Index returned 28.40%1 in 2019. The end of the year brought increased clarity around certain geopolitical headwinds, as well as the medium-term direction of U.S. monetary policy.
The trade war between the U.S. and China continued throughout the year, with the tit-for-tat tariff escalation carrying over from 2018. However, the two parties formally agreed to terms of a “Phase One” trade deal in December, which was subsequently signed in January 2020.
Similarly, Brexit negotiations continued throughout the year, contributing to geopolitical uncertainty. But in December, United Kingdom Prime Minister Boris Johnson’s Conservative Party secured the majority of Parliamentary seats during the general election. The victory gave Johnson the necessary support for the U.K. to finally exit European Union, which took place on January 31, 2020.
Clouding the global economic outlook, however, is the latest coronavirus outbreak (COVID-19). Global economic growth is likely to face meaningful challenges as governments struggle to contain the virus. While it is still early, some of the world’s largest companies have already indicated that interruptions to the global supply chain will dampen growth expectations. Additionally, lingering political uncertainty remains in Hong Kong. A June 2019 rally against a proposed law allowing extradition to mainland China turned into a broader anti-China movement. Multiple protests and civil unrest pushed Hong Kong into recession for the first time in a decade.
In terms of monetary policy, the U.S. Federal Reserve ("Fed") took a more dovish approach to interest rates versus their 2018 stance, cutting rates three times during the year (25 basis points each in August, September and October). The cuts reflected a shift in the bank's views about the risks to the health of the U.S. economy and its ability to shield itself from those potential risks. Fed Chairman Jerome Powell also indicated that rates are unlikely to move higher or lower in the near term. And while his comments provide some clarity around magnitude of near-term rate moves, less clear is the longer-term makeup of the Federal Reserve and its political independence. The most recent nominee to the Fed’s board of governors advocated for greater coordination between the Fed and the President. This has fueled speculation that any “heir apparent” to the Fed chair appointed by the current administration could politicize the historically independent institution.
Real asset equity performance was strong during the year. After outperforming through the first three quarters, real asset equities lagged broader equities in the fourth quarter amid the “risk-on” rally in the final months of the year. On a relative basis, infrastructure equities performed roughly in line with broader equities, while real estate equities trailed broader markets. Within fixed income, real asset debt securities slightly outpaced broader credit during the year.
Assuming we see progress on the global trade front and containment of COVID-19, we expect a moderate continuation of the current growth cycle, accompanied with low inflation and low interest rates. We see real assets as well positioned in this environment, given their income-oriented nature and historically moderate earnings growth profiles; as well as their ability to act defensively should volatility arise.
Beyond the current environment, we believe a strategic allocation to listed real assets can benefit investors seeking attractive current income, moderate growth exposure and the potential to mitigate downside risk.
We are excited to report that we have received the necessary approvals to reorganize the Brookfield Global Listed Infrastructure Income Fund Inc into the Fund. We appreciate your support in achieving the necessary approvals.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2019.
2019 Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.
1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of the Fund’s holdings.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
Quasar Distributors, LLC, provides filing administration for the Brookfield Real Assets Income Fund Inc.
2Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.

Management Discussion of Fund Performance
For the year ended December 31, 2019, Brookfield Real Assets Income Fund Inc. (NYSE: RA) had a total return based on net asset value of 16.42% and a total return based on market price of 24.79%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $21.35 on December 31, 2019, the Fund’s shares had a distribution rate of 11.19% for the year.1
In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.
CORPORATE CREDIT
The Fund’s allocation to real asset corporate credit returned 15.6% during the year.
Within credit markets, US high-yield fixed income gained more than 14% during the year.2 The best performing rating cohorts in 2019 were BBBs, followed closely by BBs. Sectors of the market that had struggled throughout the year, namely CCCs and energy, enjoyed strong outperformance in December, but it was not enough to offset prior underperformance for the year.
Recent readings of the New York Federal Reserve’s probability model, which predicts the probability of a U.S. recession in the next 12 months, have come down and the yield curve inversion has abated.
Additionally, the risk of a monetary policy mistake by the U.S. Federal Reserve has receded, given the recent messaging that the Fed will likely remain on hold through 2020. That said, global growth has moderated and corporate earnings growth has been less than stellar. Additionally, new geopolitical headwinds are appearing just as prior risks (Brexit, trade, etc.) are moving in the direction toward resolutions. As a result, we believe caution is warranted, and taking selective risk where there are attractive opportunities is the better strategy.
In addition, in recent years the portion of speculative-grade issuers rated “B“ in corporate bond markets steadily increased and reached an all-time high in 2019. According to S&P Global Ratings, defaults and downgrades of “B-“ issuers have been particularly high in prior downturns.
We highlight this because the majority of these issuers are confined to a few sectors: technology, media and entertainment, health care and consumer products. Should the global economy face further stress, we believe real asset debt sectors are well positioned, relative to the broader credit market, to withstand a downturn.
SECURITIZED CREDIT
The Fund’s allocation to securitized credit delivered a return of 8.1% in 2019.
The securitized credit allocation remains predominately floating rate, non-agency residential mortgage backed securities that were issued before the financial crisis.
While securitized credit returns were modest in 2019 compared to those of broader corporate credit, we think it’s important to recall that this allocation exhibited strong relative returns in 2018 when credit markets struggled.
The current state of the U.S. housing market continues to be constructive for our portfolio. Existing home inventory for sale is at multi-decade lows and housing starts remain subdued. Additionally, demand for entry-level homes is healthy nationwide and mortgage rates have returned to accommodative, 2016 levels. After decelerating for much of 2018 and into 2019, national home price appreciation appears to have bottomed in the summer of 2019 and is accelerating again.
2019 Annual Report3

Brookfield Real Assets Income Fund Inc.

Lower defaults, which are supported by a strong job market and home-price appreciation, continue to help securitized credit returns. Also driving returns in our portfolio are faster prepayments, which are driven by lower interest rates and better access to credit. On average, our residential mortgage-backed securities (RMBS) trade at a discount to par, therefore, faster prepayment speeds result in shorter bond duration which has the potential to benefit returns.
GLOBAL REAL ESTATE EQUITIES
The Fund’s allocation to global real estate equities returned 21.9% in 2019.
European real estate securities returns were primarily driven by strong performance in the U.K. in the latter part of the year. U.K. real estate securities rallied leading up to (and following) the December general election. Boris Johnson was elected prime minister and his Conservative Party won a meaningful majority in Parliament, setting the stage to finalize Brexit. Market sentiment was positive amid the greater clarity around a potential resolution to the U.K.’s departure from the European Union. Conversely, weakness in Asia Pacific was largely due to Hong Kong. The combination of U.S.-China trade concerns, as well as the increase in civil unrest in Hong Kong soured sentiment for real estate securities in the region.
Among U.S. property types, the momentum trade in the industrial sector persisted as cap rates continued to compress. U.S. residential was also a meaningful outperformer during the year amid positive fundamentals across most markets. Gains in the office sector were fairly broad based across regional markets, with the exception of companies focused on New York City.
U.S. retail stocks continued to lag the broader real estate sector as structural headwinds take their toll on the sector broadly. The self storage sector lagged the broader index, likely due to concerns around elevated supply in major markets across the U.S. The hotel sector underperformed the broader universe in 2019 on concerns about a slowing economy and the potential impacts to revenue per available room ("RevPAR") growth.
GLOBAL INFRASTRUCTURE EQUITIES
The Fund’s allocation to global infrastructure equities returned 29.6% in 2019.
Within communications, U.S. tower communication stocks continued to perform well driven by strong earnings and steady organic growth expectations, which have been driven by rising forecasts for data traffic as well as increasing capex among carriers. Sentiment related to the rollout of 5G networks and increased flows from real estate managers also contributed to performance.
Within utilities, the water sector was the strongest performer. Water stocks in the U.K. rallied in the aftermath of outcome of the U.K. election as the nationalization threat was removed. Returns in the U.S. were buoyed by several company-specific catalysts. Within electricity transmission & distribution, strong performance in U.K. stocks was offset by select company-specific weakness in U.S. names. Gas utilities generally lagged amid weakness in Asia.
Within the transports sector, returns were strong with the exception of ports, which continued to struggle amid global trade disputes. Airports and toll roads each posted double-digit returns as fundamentals were favorable for the year.
MLP EQUITIES
The Fund’s allocation to U.S. Energy Master Limited Partnerships (MLPs) delivered a 20.5% return in 2019.
Energy infrastructure equity performance whipsawed during the year. The sector rallied early in the year as “risk-on” sentiment returned to the market, but gave back many gains throughout the summer and into the fall amid commodity price weakness. Ultimately energy infrastructure rallied at the end of the year on the heels of additional OPEC cuts and the easing of certain technical pressures.
4Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.

The U.S. is now the world’s leading oil & gas producer, and has built most of the infrastructure needed to connect supply and demand. The equities in which we invest have moved from niche, complex, and externally-funded entities, to more mature, simplified and self-funded companies that generate attractive cash flows.

1Distribution rate is calculated by dividing the last distribution per share (annualized) by the market price. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. Does not reflect the deduction of management fees and other fund expenses. If management fees and other expenses had been included, returns would be reduced.
2 As measured by the ICE BofA US High Yield Index. The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of global high yield corporate securities.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The distribution rate is subject to change and is not an indication of Fund performance. Distributions include all distribution payments regardless of source and may include net income, capital gains, and/or return of capital (ROC). ROC should not be confused with yield or income. The Fund's Section 19a-1 Notice, if applicable, contains additional distribution composition information and may be obtained by visiting https://publicsecurities.brookfield.com/. Final determination of a distribution's tax character will be made on Form 1099-DIV and sent to shareholders. A ROC is not taxable and results in a reduction in the tax basis of a shareholder's investment. The Fund invests in master limited partnerships ("MLPs"), which are generally treated as partnerships for federal income tax purposes. Distributions from MLPs are estimated as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. In setting the Fund's distribution policy, the Adviser and the Fund's Board of Directors consider a number of factors, including both expected income and distributions received by the Fund and our expectations regarding potential capital appreciation. From time to time the Fund may be over- or under- distributed when taking into account actual income, distributions and net unrealized gains or losses since actual capital appreciation is variable over time. However, the goal is to have a distribution rate that is stable over the long term.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy,
2019 Annual Report5

Brookfield Real Assets Income Fund Inc.

completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
6Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2019

PORTFOLIO STATISTICS
Annualized distribution rate[1]	11.19%
Weighted average coupon	4.54%
Weighted average life	4.34 years
Percentage of leveraged assets	22.16%
Total number of holdings	318

ASSET ALLOCATION[2]
Corporate Credit
— Real Estate	15.4%
— Infrastructure	18.4%
— Natural Resources	5.0%
Total Corporate Credit	38.8%
Securitized Credit
— Residential Mortgage-Backed Securities	27.7%
— Commercial Mortgage-Backed Securities	3.0%
— Other	3.8%
Total Securitized Credit	34.5%
Real Asset Equities
— Real Estate	8.9%
— Infrastructure	10.5%
— MLP	4.2%
Total Real Asset Equities	23.6%
Term Loans	0.9%
Money Market Fund	2.2%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	19.6%
BB	35.0%
B	7.4%
CCC and Below	15.9%
Unrated	22.1%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the December 31, 2019 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2019, the Fund estimates that approximately 45.64% of its distributions are a return of capital.
2 Percentages are based on total market value of investments.
3 Percentages are based on total market value of fixed income securities.
2019 Annual Report7

Brookfield Real Assets Income Fund Inc.
Schedule of Investments
December 31, 2019

	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.4%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL, 6.85%, 12/18/27	$ 77	$ 86,000
Total U.S. Government Agency Collateralized Mortgage Obligations		86,000
U.S. Government Agency Pass-Through Certificates – 0.4%
Federal Home Loan Mortgage Corporation
Pool C69047, 7.00%, 06/01/32	159	178,214
Pool C56878, 8.00%, 08/01/31	41	41,414
Pool C58516, 8.00%, 09/01/31	33	33,367
Pool C59641, 8.00%, 10/01/31	62	64,280
Pool C55166, 8.50%, 07/01/31	85	88,316
Pool C55167, 8.50%, 07/01/31	50	51,709
Pool C55169, 8.50%, 07/01/31	51	52,290
Pool G01466, 9.50%, 12/01/22	4	4,493
Pool 555559, 10.00%, 03/01/21	0	167
Pool 555538, 10.00%, 03/01/21	0	5
Federal National Mortgage Association
Pool 761836, 6.00%, 06/01/33	187	206,229
Pool 948362, 6.50%, 08/01/37	36	40,249
Pool 645912, 7.00%, 06/01/32	173	191,991
Pool 645913, 7.00%, 06/01/32	237	265,694
Pool 650131, 7.00%, 07/01/32	240	270,024
Pool 827853, 7.50%, 10/01/29	21	20,551
Pool 545990, 7.50%, 04/01/31	239	265,118
Pool 255053, 7.50%, 12/01/33	67	75,645
Pool 735576, 7.50%, 11/01/34	242	282,315
Pool 896391, 7.50%, 06/01/36	82	84,401
Pool 735800, 8.00%, 01/01/35	216	254,740
Pool 636449, 8.50%, 04/01/32	210	234,802
Pool 458132, 8.77%, 03/15/31	64	68,108
Pool 852865, 9.00%, 07/01/20	9	8,969
Pool 545436, 9.00%, 10/01/31	153	180,420
Total U.S. Government Agency Pass-Through Certificates		2,963,511
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,803,813)		3,049,511
SECURITIZED CREDIT – 43.7%
Commercial Mortgage-Backed Securities – 3.8%
Class B Notes
Moreland Avenue, 9.23%, 11/01/20 (Acquired 11/16/15, Cost $220,832) (f),(l),(p)	221	221,543
Browns Bridge, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $118,000) (f),(l),(p)	118	118,578
Fayetteville, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $28,444) (f),(l),(p)	28	28,871
Marshalls, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $368,975) (f),(l),(p)	369	374,219
North River, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $186,154) (f),(l),(p)	186	189,612
Town and Country, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $489,377) (f),(l),(p)	489	492,782
St. Louis Holiday Inn, 10.08%, 07/01/20 (Acquired 06/25/15, Cost $1,951,235) (f),(l),(p)	1,951	1,927,886
Hilton USA Trust
Series 2016-HHV, Class E, 4.19%, 11/05/38 (e),(v)	20,000	20,393,012

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ, 5.57%, 11/12/49 (v)	$ 5,936	$ 6,003,478
Series 2007-T27, Class AJ, 5.95%, 06/11/42 (v)	2,612	2,755,480
Total Commercial Mortgage-Backed Securities		32,505,461
Interest-Only Securities – 0.5%
Government National Mortgage Association
Series 2010-132, Class IO, 0.41%, 11/16/52 (v)	1,001	39,802
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1, 0.28%, 06/25/45 (e),(v)	81,535	1,051,145
Series 2014-5, Class AX4, 0.48%, 10/25/29 (e),(v)	8,214	75,142
Vendee Mortgage Trust
Series 1997-2, Class IO, 0.00%, 06/15/27 (v)	4,787	5
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1, 65.68%, 03/16/30 (e),(v)	3,589	3,333,907
Total Interest-Only Securities		4,500,001
Other – 4.3%
GMACM Home Equity Loan Trust
Series 2005-HE3, Class A2, 2.21% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	1,584	1,571,968
Series 2005-HE3, Class A1VN, 2.21% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	1,419	1,380,094
Series 2007-HE2, Class A2, 6.05%, 12/25/37 (v)	1,071	1,072,357
Series 2007-HE2, Class A3, 6.19%, 12/25/37 (v)	2,063	2,073,181
GMACM Home Loan Trust
Series 2006-HLTV, Class A5, 6.51%, 10/25/29 (s)	869	879,648
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3, 6.27%, 09/25/35 (e),(s)	1,572	1,622,623
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40 (v)	8,625	9,254,140
Mid-State Capital Corporation Trust
Series 2004-1, Class M1, 6.50%, 08/15/37	2,181	2,331,071
Series 2004-1, Class M2, 8.11%, 08/15/37	1,797	1,994,955
Series 2004-1, Class B, 8.90%, 08/15/37	545	608,108
Mid-State Trust X
Series 10, Class B, 7.54%, 02/15/36	3,181	3,455,123
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4, 6.81%, 12/15/31	4,869	5,034,831
Series 2001-D, Class A4, 6.93%, 09/15/31 (v)	708	578,630
SFAVE Commercial Mortgage Securities Trust
Series 2015-5AVE, Class D, 4.39%, 01/05/43 (e),(v)	4,750	4,485,109
Total Other		36,341,838
Residential Mortgage-Backed Securities – 35.1%
ACE Securities Corporation Home Equity Loan Trust
Series 2006-OP1, Class A2D, 2.03% (1 Month LIBOR USD + 0.24%), 04/25/36 (s),(v)	6,740	6,428,863
Alternative Loan Trust
Series 2007-OA3, Class 1A1, 1.93% (1 Month LIBOR USD + 0.14%), 04/25/47 (s),(v)	10,712	9,962,698
Series 2007-HY6, Class A1, 2.00% (1 Month LIBOR USD + 0.21%), 08/25/47 (s),(v)	3,479	3,138,979
Series 2007-2CB, Class 2A11, 2.19% (1 Month LIBOR USD + 0.40%), 03/25/37 (v)	3,725	2,251,626
Series 2005-10CB, Class 1A1, 2.29% (1 Month LIBOR USD + 0.50%), 05/25/35 (v)	2,287	1,948,882

See Notes to Financial Statements.
2019 Annual Report9

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2007-16CB, Class 4A5, 2.29% (1 Month LIBOR USD + 0.50%), 08/25/37 (v)	$ 6,788	$ 5,371,616
Series 2005-51, Class 4A1, 2.40% (1 Month LIBOR USD + 0.64%), 11/20/35 (s),(v)	2,400	2,291,316
Series 2006-19CB, Class A9, 2.49% (1 Month LIBOR USD + 0.70%), 08/25/36 (v)	2,869	1,901,481
Series 2007-12T1, Class A22, 5.75%, 06/25/37	2,325	1,631,780
Series 2007-15CB, Class A5, 5.75%, 07/25/37	1,235	1,084,962
Series 2007-15CB, Class A2, 5.75%, 07/25/37	1,342	1,178,690
Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	1,770	1,452,282
Series 2006-41CB, Class 1A7, 6.00%, 01/25/37	1,514	1,277,159
Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	2,889	2,346,073
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36	2,778	2,362,333
Series 2006-23CB, Class 2A7, 21.23% (1 Month LIBOR USD + 28.40%), 08/25/36 (i),(v)	1,477	2,115,640
Series 2006-29T1, Class 3A3, 60.27% (1 Month LIBOR USD + 78.40%), 10/25/36 (i),(v)	665	2,324,379
BCAP LLC Trust
Series 2010-RR6, Class 1910, 2.38% (1 Month LIBOR USD + 0.33%), 11/26/35 (e),(s),(v)	6,002	5,735,816
Series 2010-RR5, Class 5A10, 2.38% (1 Month LIBOR USD + 0.33%), 11/26/35 (e),(v)	4,759	4,652,884
Series 2012-RR4, Class 5A6, 4.03%, 05/26/36 (e),(v)	7,861	7,685,019
Series 2013-RR2, Class 3A2, 5.15%, 03/26/36 (e),(v)	2,925	2,845,503
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2, 3.84%, 01/25/36 (v)	1,652	1,521,492
Series 2007-A1, Class 11M1, 4.17%, 03/25/37 (v)	3,909	3,918,776
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18, 2.44% (1 Month LIBOR USD + 0.65%), 02/25/37 (v)	5,772	3,333,581
Series 2007-5, Class A29, 5.50%, 05/25/37	277	226,935
Series 2004-21, Class A10, 6.00%, 11/25/34	104	107,390
Series 2007-18, Class 1A1, 6.00%, 11/25/37	370	306,915
Citicorp Mortgage Securities Trust
Series 2006-5, Class IA11, 2.69% (1 Month LIBOR USD + 0.90%), 10/25/36 (v)	779	701,129
Citigroup Mortgage Loan Trust
Series 2012-6, Class 2A2, 4.21%, 08/25/36 (e),(v)	11,566	11,495,757
Series 2009-11, Class 8A2, 4.29%, 04/25/45 (e),(v)	3,244	3,176,475
Series 2007-AR5, Class 1A2A, 4.33%, 04/25/37 (v)	1,274	1,231,407
Series 2009-6, Class 19A2, 6.00%, 03/25/36 (e),(v)	3,162	3,106,750
Series 2009-8, Class 2A2, 6.10%, 04/25/37 (e),(v)	5,921	5,012,391
Countrywide Asset-Backed Certificates
Series 2006-13, Class 1AF4, 4.28%, 01/25/37 (v)	3,614	3,668,636
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2, 4.82%, 09/27/36 (e),(v)	2,766	2,739,961
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6, 2.44% (1 Month LIBOR USD + 0.65%), 11/25/35 (v)	2,019	1,283,301
Series 2005-FA9, Class A1, 2.49% (1 Month LIBOR USD + 0.70%), 12/25/35 (v)	1,784	1,187,072
GSAMP Trust
Series 2006-NC2, Class A2C, 1.94% (1 Month LIBOR USD + 0.15%), 06/25/36 (s),(v)	640	424,961
Series 2006-HE8, Class A2C, 1.96% (1 Month LIBOR USD + 0.17%), 01/25/37 (s),(v)	8,740	8,476,621
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1, 2.09% (1 Month LIBOR USD + 0.30%), 01/25/37 (v)	8,179	3,200,480
Home Equity Asset Trust
Series 2006-7, Class 2A3, 1.94% (1 Month LIBOR USD + 0.15%), 01/25/37 (d),(s),(v)	7,205	6,319,003

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1, 4.07%, 03/25/37 (v)	$ 1,276	$ 1,214,356
Series 2007-AR3, Class 1A1, 4.60%, 07/25/37 (v)	2,578	2,386,354
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1, 1.85% (1 Month LIBOR USD + 0.06%), 05/25/37 (s),(v)	2,822	983,570
Series 2006-HE3, Class A2, 1.89% (1 Month LIBOR USD + 0.10%), 01/25/37 (s),(v)	783	357,563
Series 2007-HE1, Class A2, 1.90% (1 Month LIBOR USD + 0.11%), 05/25/37 (s),(v)	4,493	1,577,504
Series 2006-HE2, Class A3, 1.95% (1 Month LIBOR USD + 0.16%), 08/25/36 (s),(v)	14,695	5,814,956
Series 2007-HE1, Class A3, 1.95% (1 Month LIBOR USD + 0.16%), 05/25/37 (s),(v)	1,385	489,912
Series 2007-HE1, Class A4, 2.02% (1 Month LIBOR USD + 0.23%), 05/25/37 (s),(v)	2,626	938,346
Series 2006-HE1, Class A4, 2.39% (1 Month LIBOR USD + 0.60%), 03/25/36 (s),(v)	514	318,731
JP Morgan Mortgage Trust
Series 2003-A2, Class B4, 3.84%, 11/25/33 (v)	73	1
Series 2003-A1, Class B4, 3.95%, 10/25/33 (v)	104	92,962
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3, 1.89% (1 Month LIBOR USD + 0.10%), 10/25/36 (s),(v)	3,528	2,272,398
Series 2006-NC2, Class A4, 1.94% (1 Month LIBOR USD + 0.15%), 08/25/36 (s),(v)	9,476	4,859,226
Series 2006-NC3, Class A4, 1.95% (1 Month LIBOR USD + 0.16%), 10/25/36 (s),(v)	5,952	3,877,955
Series 2006-HE5, Class A3, 1.95% (1 Month LIBOR USD + 0.16%), 11/25/36 (s),(v)	14,046	9,730,952
Series 2006-NC2, Class A5, 2.03% (1 Month LIBOR USD + 0.24%), 08/25/36 (s),(v)	468	244,867
Series 2005-NC2, Class A4, 2.49% (1 Month LIBOR USD + 0.70%), 11/25/35 (s),(v)	9,538	6,848,081
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12, 1.87% (1 Month LIBOR USD + 0.16%), 10/26/36 (e),(s),(v)	13,065	12,994,647
Series 2014-1R, Class 2A11, 2.63% (1 Month LIBOR USD + 0.13%), 02/26/37 (e),(v)	31,881	25,234,121
Series 2015-11R, Class 4A5, 3.72%, 06/26/37 (e),(v)	2,936	2,291,045
Series 2014-6R, Class 5A7, 3.83%, 04/26/37 (e),(v)	8,838	7,717,117
Series 2015-1R, Class 3A7, 3.86%, 03/26/37 (e),(v)	5,588	4,650,076
Series 2014-2R, Class 1A7, 3.97%, 01/26/36 (e),(v)	3,072	3,152,378
Series 2015-4R, Class 3A8, 4.48%, 02/26/36 (e),(v)	19,020	19,316,808
Series 2015-1R, Class 4A7, 4.48%, 12/26/37 (e),(v)	2,345	2,245,096
Series 2015-6R, Class 2A4, 6.09%, 01/26/37 (e),(v)	14,888	12,076,579
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 3A6, 5.66%, 01/25/37 (s)	485	479,545
RALI Trust
Series 2007-QO3, Class A1, 1.95% (1 Month LIBOR USD + 0.16%), 03/25/47 (s),(v)	2,131	2,015,902
Series 2006-QO7, Class 2A1, 3.09% (12 Month U.S. Treasury Average + 0.85%), 09/25/46 (v)	9,411	8,680,790
Series 2006-QS14, Class A30, 57.95% (1 Month LIBOR USD + 81.25%), 11/25/36 (i),(v)	91	262,305
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1, 2.49% (1 Month LIBOR USD + 0.70%), 10/25/35 (v)	4,247	3,556,003
RFMSI Trust
Series 2007-S3, Class 1A5, 5.50%, 03/25/37	2,122	1,916,332
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B, 1.94% (1 Month LIBOR USD + 0.15%), 09/25/36 (s),(v)	6,579	3,179,402
Series 2007-NC1, Class A2B, 1.94% (1 Month LIBOR USD + 0.15%), 12/25/36 (s),(v)	4,511	2,611,430
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A, 2.94% (12 Month U.S. Treasury Average + 0.70%), 02/25/47 (v)	2,840	2,745,074
Series 2007-HY5, Class 1A1, 3.67%, 05/25/37 (v)	2,993	2,880,932

See Notes to Financial Statements.
2019 Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2007-HY5, Class 3A1, 3.94%, 05/25/37 (v)	$ 1,674	$ 1,642,733
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR5, Class 1A1, 5.17%, 04/25/36 (v)	3,754	3,790,031
Total Residential Mortgage-Backed Securities		296,873,094
Total SECURITIZED CREDIT (Cost $384,393,047)		370,220,394
CORPORATE CREDIT – 49.3%
Automotive – 0.0%
Motors Liquidation Co., 0.00%, 07/15/33 (f),(l),(n)	8,250	825
Basic Industrial – 2.1%
Cascades, Inc., 5.38%, 01/15/28 (e),(u)	4,100	4,212,750
INEOS Group Holdings SA, 5.63%, 08/01/24 (e),(u)	6,450	6,624,150
Olin Corp., 5.00%, 02/01/30 (r)	7,000	7,105,000
Total Basic Industrial		17,941,900
Construction & Building Materials – 5.4%
Boise Cascade Co., 5.63%, 09/01/24 (e),(c)	4,350	4,524,000
Lennar Corp., 4.75%, 11/29/27 (r)	6,675	7,192,312
M/I Homes, Inc., 5.63%, 08/01/25	4,700	4,923,250
Meritage Homes Corp., 5.13%, 06/06/27	6,500	6,938,750
PulteGroup, Inc., 5.00%, 01/15/27 (c)	6,650	7,241,850
Taylor Morrison Communities, Inc., 5.63%, 03/01/24 (e)	2,832	3,051,480
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (e),(r)	4,300	4,730,000
Toll Brothers Finance Corp., 4.35%, 02/15/28 (r)	6,800	7,089,000
Total Construction & Building Materials		45,690,642
Diversified – 0.6%
Five Point Operating Company LP, 7.88%, 11/15/25 (e)	4,750	4,784,723
Energy – 0.9%
EP Energy LLC, 6.38%, 06/15/23 (d)	2,385	2,385
Indigo Natural Resources LLC, 6.88%, 02/15/26 (e)	677	636,582
Parsley Energy LLC, 5.63%, 10/15/27 (e)	6,475	6,847,313
Total Energy		7,486,280
Financial Services – 0.9%
Ambac LSNI LLC, 6.94% (3 Month LIBOR USD + 5.00%), 02/12/23 (e),(u),(v)	7,929	8,027,710
Health Facilities – 2.9%
HCA, Inc., 5.25%, 06/15/26 (c)	15,700	17,589,215
Tenet Healthcare Corp., 4.88%, 01/01/26 (c),(e),(r)	6,500	6,808,100
Total Health Facilities		24,397,315
Infrastructure Services – 2.0%
Ashtead Capital, Inc., 4.25%, 11/01/29 (c),(e),(u)	1,000	1,021,250
Terex Corp., 5.63%, 02/01/25 (c),(e),(r)	7,900	8,156,750
United Rentals North America, Inc., 5.50%, 05/15/27	7,300	7,820,271
Total Infrastructure Services		16,998,271
Leisure – 4.7%
Boyd Gaming Corp., 6.38%, 04/01/26 (c)	6,275	6,751,508

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Cedar Fair LP, 5.25%, 07/15/29 (e)	$ 765	$ 824,287
Cedar Fair LP, 5.38%, 04/15/27	4,400	4,734,752
ESH Hospitality, Inc., 5.25%, 05/01/25 (e),(c)	6,500	6,719,375
GLP Capital LP, 5.38%, 04/15/26 (c)	8,150	9,009,010
MGM Growth Properties Operating Partnership LP, 4.50%, 01/15/28	9,000	9,382,500
VICI Properties LP, 4.63%, 12/01/29 (e)	1,950	2,032,875
Total Leisure		39,454,307
Media – 3.8%
CCO Holdings LLC, 4.75%, 03/01/30 (e)	10,000	10,180,300
CSC Holdings LLC, 5.25%, 06/01/24	3,000	3,232,500
CSC Holdings LLC, 5.50%, 04/15/27 (c),(e)	5,500	5,906,175
CSC Holdings LLC, 10.88%, 10/15/25 (c),(e)	5,128	5,730,540
Lamar Media Corp., 5.75%, 02/01/26 (c)	6,375	6,756,863
Total Media		31,806,378
Metals & Mining – 3.3%
Alcoa Nederland Holding BV, 7.00%, 09/30/26 (c),(e)	8,025	8,757,682
ArcelorMittal SA, 6.13%, 06/01/25 (r),(u)	5,650	6,491,783
ArcelorMittal SA, 6.75%, 03/01/41 (r),(u)	3,475	4,139,254
Kinross Gold Corp., 4.50%, 07/15/27 (u)	8,450	8,851,375
Total Metals & Mining		28,240,094
Oil Gas Transportation & Distribution – 7.9%
Antero Midstream Partners LP, 5.38%, 09/15/24 (c)	5,825	5,402,688
Crestwood Midstream Partners LP, 6.25%, 04/01/23	5,000	5,100,000
Enable Midstream Partners LP, 4.15%, 09/15/29 (r)	7,350	6,980,998
EnLink Midstream LLC, 5.38%, 06/01/29	2,695	2,533,300
Genesis Energy LP, 6.50%, 10/01/25	8,100	7,836,750
Global Partners LP, 7.00%, 08/01/27 (e)	4,475	4,754,688
Holly Energy Partners LP, 6.00%, 08/01/24 (e),(c)	6,900	7,193,250
Murphy Oil USA, Inc., 4.75%, 09/15/29	742	783,252
NuStar Logistics LP, 5.63%, 04/28/27	4,400	4,521,000
Parkland Fuel Corp., 6.00%, 04/01/26 (e),(c),(u)	6,300	6,654,690
Targa Pipeline Partners LP, 5.88%, 08/01/23 (c)	5,725	5,710,687
Targa Resources Partners LP, 5.25%, 05/01/23 (c)	5,000	5,050,000
Targa Resources Partners LP, 5.38%, 02/01/27	1,575	1,634,063
VICI Properties LP, 4.13%, 12/01/27 (c)	2,575	2,489,030
Total Oil Gas Transportation & Distribution		66,644,396
Real Estate – 4.3%
American Homes 4 Rent LP, 4.25%, 02/15/28 (r)	6,800	7,243,795
Digital Realty Trust LP, 3.70%, 08/15/27 (r)	6,809	7,215,756
iStar, Inc., 4.75%, 10/01/24	1,000	1,036,250
iStar, Inc., 5.25%, 09/15/22 (c)	6,750	6,927,187
Service Properties Trust, 4.95%, 02/15/27 (r)	4,927	5,110,304
Starwood Property Trust, Inc., 4.75%, 03/15/25	8,700	9,178,500
Total Real Estate		36,711,792

See Notes to Financial Statements.
2019 Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Telecommunication Services – 5.6%
American Tower Corp., 3.60%, 01/15/28 (r)	$ 7,850	$ 8,247,981
Crown Castle International Corp., 3.80%, 02/15/28 (r)	8,275	8,821,069
Equinix, Inc., 5.38%, 05/15/27	8,900	9,665,667
Level 3 Financing, Inc., 4.63%, 09/15/27 (e),(c)	9,000	9,214,200
SBA Communications Corp., 4.88%, 09/01/24 (c)	7,025	7,288,437
T-Mobile USA, Inc., 4.75%, 02/01/28	4,200	4,400,802
Total Telecommunication Services		47,638,156
Transportation – 0.6%
Watco Companies LLC, 6.38%, 04/01/23 (e),(c)	5,050	5,125,750
Utility – 4.3%
AES Corp., 4.88%, 05/15/23 (c)	3,654	3,708,810
AES Corp., 6.00%, 05/15/26	1,250	1,331,250
Calpine Corp., 5.75%, 01/15/25 (c)	5,250	5,387,813
Emera, Inc., 6.75%, 06/15/76 (c),(u),(v)	9,600	10,848,000
NRG Energy, Inc., 6.63%, 01/15/27 (c),(r)	6,425	6,971,125
Pattern Energy Group, Inc., 5.88%, 02/01/24 (e),(c)	7,550	7,767,062
Total Utility		36,014,060
Total CORPORATE CREDIT (Cost $402,096,127)		416,962,599
TERM LOANS – 1.1%
Buckeye Partners LP, 4.52% (1 Month LIBOR USD + 0.55%), 11/01/26 (Acquired 10/16/19, Cost $1,990,000) (p),(v)	2,000	2,015,840
Crestwood Holdings LLC, 9.39% (3 Month LIBOR USD + 0.75%), 03/05/23 (Acquired 02/20/18-10/09/18, Cost $3,604,841) (p),(v)	3,660	3,396,112
EPIC Y-Grade Services LP, 7.74% (1 Month LIBOR USD + 0.55%), 06/13/24 (Acquired 06/07/18-03/04/19, Cost $4,323,044) (p),(v)	4,400	4,273,500
Vistra Energy Corp., 0.00%, 10/03/21 (Acquired 10/17/16, Cost $0) (p)	26	253
Total TERM LOANS (Cost $9,917,885)		9,685,705

	Shares	Value
COMMON STOCKS – 29.9%
Communications – 1.9%
American Tower Corp. (c)	41,650	$ 9,572,003
China Tower Corporation Ltd. (e),(u)	3,833,890	847,022
SBA Communications Corp. (c)	19,400	4,675,206
SES SA (u)	79,200	1,113,212
Total Communications		16,207,443
Datacenters – 0.3%
CyrusOne, Inc. (c)	19,180	1,254,947
Digital Realty Trust, Inc. (c)	11,000	1,317,140
Total Datacenters		2,572,087
Diversified – 1.6%
CapitaLand Ltd. (u)	307,999	859,477
City Developments Ltd. (u)	211,058	1,717,766

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
CK Asset Holdings Ltd. (u)	230,032	$ 1,659,963
Dexus (u)	309,750	2,549,795
Land Securities Group PLC (u)	91,929	1,206,715
Merlin Properties Socimi SA (u)	43,552	625,991
Mirvac Group (u)	366,636	820,640
Sun Hung Kai Properties Ltd. (u)	153,469	2,350,360
Swire Properties Ltd. (u)	309,665	1,025,873
Tokyu Fudosan Holdings Corp. (u)	89,698	619,393
Total Diversified		13,435,973
Electricity Transmission & Distribution – 1.7%
CenterPoint Energy, Inc. (c)	63,500	1,731,645
CPFL Energia SA (u)	114,780	1,017,527
National Grid PLC (c),(u)	516,591	6,455,967
Sempra Energy (c)	31,000	4,695,880
Total Electricity Transmission & Distribution		13,901,019
Gas Utilities – 0.6%
Atmos Energy Corp. (c)	15,700	1,756,202
China Gas Holdings Ltd. (u)	426,530	1,597,019
Tokyo Gas Company Ltd. (u)	59,400	1,443,355
Total Gas Utilities		4,796,576
Healthcare – 0.9%
CareTrust REIT, Inc.	38,183	787,715
Healthpeak Properties, Inc. (c)	28,538	983,705
Physicians Realty Trust (c)	77,835	1,474,195
Ventas, Inc. (c)	38,290	2,210,865
Welltower, Inc. (c)	29,549	2,416,517
Total Healthcare		7,872,997
Hotel – 0.4%
Park Hotels & Resorts, Inc. (c)	61,483	1,590,565
Pebblebrook Hotel Trust	29,862	800,600
Ryman Hospitality Properties, Inc. (c)	12,074	1,046,333
Total Hotel		3,437,498
Industrial – 1.2%
Americold Realty Trust (c)	16,453	576,842
Duke Realty Corp. (c)	23,600	818,212
GLP J-REIT (u)	1,913	2,379,336
Granite Real Estate Investment Trust (u)	36,406	1,849,808
LaSalle Logiport REIT (u)	570	847,291
Prologis, Inc. (c)	18,000	1,604,520
Tritax Big Box REIT PLC (u)	667,390	1,317,016
Tritax EuroBox PLC (e),(u)	578,726	725,951
Total Industrial		10,118,976
Midstream – 3.3%
Cheniere Energy, Inc. (c),(n)	50,700	3,096,249
Equitrans Midstream Corp.	73,900	987,304
ONEOK, Inc. (c)	89,806	6,795,620

See Notes to Financial Statements.
2019 Annual Report15

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Targa Resources Corp. (c)	175,996	$ 7,185,917
The Williams Companies, Inc. (c)	424,474	10,068,523
Total Midstream		28,133,613
Net Lease – 0.5%
MGM Growth Properties LLC (c)	52,456	1,624,562
VEREIT, Inc. (c)	163,959	1,514,981
VICI Properties, Inc. (c)	48,237	1,232,456
Total Net Lease		4,371,999
Office – 2.3%
Allied Properties Real Estate Investment Trust (u)	38,628	1,548,928
alstria office REIT-AG (u)	21,873	410,850
CapitaLand Commercial Trust (u)	1,060,598	1,570,749
Cousins Properties, Inc. (c)	21,089	868,867
Derwent London PLC (u)	18,113	963,857
Douglas Emmett, Inc. (c)	33,900	1,488,210
Gecina SA (u)	5,161	923,943
Highwoods Properties, Inc. (c)	36,600	1,790,106
Invesco Office J-Reit, Inc. (u)	1,488	308,221
Keppel REIT (u)	673,312	621,307
Kilroy Realty Corp. (c)	25,107	2,106,477
MCUBS MidCity Investment Corp. (u)	359	389,747
Mitsubishi Estate Company Ltd. (u)	115,420	2,208,548
Mitsui Fudosan Company Ltd. (u)	122,712	2,999,072
Vornado Realty Trust	21,200	1,409,800
Total Office		19,608,682
Pipeline (MLP) – 5.3%
Energy Transfer LP (c)	520,920	6,683,404
Enterprise Products Partners LP (c)	240,096	6,761,103
Kunlun Energy Company Ltd. (u)	760,500	671,856
Magellan Midstream Partners LP (c)	110,380	6,939,591
MPLX LP (c)	262,867	6,692,594
Noble Midstream Partners LP	132,364	3,515,588
Phillips 66 Partners LP (c)	105,416	6,497,842
Plains All American Pipeline LP (c)	366,775	6,744,992
Thunderbird Resources Equity, Inc. (f),(l),(n)	11	11
Total Pipeline (MLP)		44,506,981
Pipelines – 3.8%
Enbridge, Inc. (c),(u)	118,609	4,715,862
Inter Pipeline Ltd. (u)	93,400	1,621,221
Kinder Morgan, Inc. (c)	512,508	10,849,795
Pembina Pipeline Corp. (u)	78,600	2,913,263
Pembina Pipeline Corp. (c),(u)	182,837	6,775,939
Plains GP Holdings LP	49,900	945,605
TC Energy Corp. (c),(u)	84,000	4,473,790
Total Pipelines		32,295,475
Rail – 0.1%
Rumo SA (u),(n)	162,800	1,059,725

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Renewables/Electric Generation – 1.5%
American Electric Power Company, Inc. (c)	29,500	$ 2,788,045
CLP Holdings Ltd. (u)	67,191	705,332
EDP - Energias de Portugal SA (u)	287,300	1,246,714
Enel SpA (u)	166,300	1,321,064
Entergy Corp. (c)	21,400	2,563,720
FirstEnergy Corp. (c)	49,300	2,395,980
Orsted A/S (e),(u)	10,200	1,054,932
Vistra Energy Corp.	25,848	594,246
Total Renewables/Electric Generation		12,670,033
Residential – 1.1%
Advance Residence Investment Corp. (u)	132	418,405
AvalonBay Communities, Inc. (c)	12,500	2,621,250
Boardwalk Real Estate Investment Trust (u)	28,370	1,003,453
Essex Property Trust, Inc. (c)	4,031	1,212,767
Kenedix Residential Next Investment Corp. (u)	478	900,086
Mid-America Apartment Communities, Inc. (c)	10,696	1,410,375
Vonovia SE (u)	26,862	1,442,747
Total Residential		9,009,083
Retail – 0.9%
Hammerson PLC (u)	391,967	1,602,599
Regency Centers Corp. (c)	18,900	1,192,401
Retail Properties of America, Inc. (c)	88,683	1,188,352
Simon Property Group, Inc. (c)	13,600	2,025,856
Unibail-Rodamco-Westfield (u)	10,288	1,623,115
Total Retail		7,632,323
Self Storage – 0.4%
CubeSmart (c)	39,377	1,239,588
Public Storage (c)	10,700	2,278,672
Total Self Storage		3,518,260
Toll Roads – 1.6%
Atlantia SpA (c),(u)	72,336	1,688,251
Ferrovial SA (c),(u)	84,178	2,550,365
Promotora y Operadora de Infraestructura SAB de CV (u)	133,450	1,365,873
Transurban Group (u)	285,023	2,983,349
Vinci SA (c),(u)	47,600	5,301,408
Total Toll Roads		13,889,246
Water – 0.5%
Aqua America, Inc. (c)	60,782	2,853,107
Pennon Group PLC (u)	110,700	1,501,512
Total Water		4,354,619
Total COMMON STOCKS (Cost $225,310,793)		253,392,608

See Notes to Financial Statements.
2019 Annual Report17

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
SHORT-TERM INVESTMENT – 2.8%
First American Treasury Obligations Fund, Class X, 1.53% (y)	23,541,094	$ 23,541,094
Total SHORT-TERM INVESTMENT (Cost $23,541,094)		23,541,094
Total Investments – 127.2% (Cost $1,048,062,759)		1,076,851,911
Liabilities in Excess of Other Assets – (27.2)%		(230,422,533)
TOTAL NET ASSETS – 100.0%		$ 846,429,378

LIBOR — London Interbank Offered Rate
USD — United States Dollar
LLC — Limited Liability Company
LP — Limited Partnership
MLP — Master Limited Partnership

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of December 31, 2019, the total value of the collateral was $248,926,762.
(d)	— Issuer is currently in default on its regularly scheduled interest payment.
(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the total value of all such securities was $310,002,948 or 36.6% of net assets.
(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2019, the total value of all such securities was $3,354,327 or 0.4% of net assets.
(i)	— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.
(l)	— Level 3 security - Value determined using significant unobservable inputs.
(n)	— Non-income producing security.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2019, the total value of all such securities was $13,039,196 or 1.5% of net assets.
(r)	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of December 31, 2019, the total value of the collateral was $72,918,529.
(s)	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2019.
(v)	— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of December 31, 2019.

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments in securities, at value (cost $1,048,062,759)	$1,076,851,911
Cash	5,302,624
Cash on deposit with brokers for reverse repurchase agreements	884,295
Interest and dividends receivable	8,085,658
Receivable for investments sold	1,684,866
Prepaid expenses	9,476
Total assets	1,092,818,830
Liabilities:
Payable for credit facility (Note 7)	180,000,000
Reverse repurchase agreements (Note 7)	62,192,000
Interest payable for credit facility and reverse repurchase agreements (Note 7)	562,615
Payable for investments purchased	2,453,723
Investment advisory fee payable (Note 5)	916,446
Administration fee payable (Note 5)	137,467
Directors' fee payable	14,204
Accrued expenses	112,997
Total liabilities	246,389,452
Commitments and contingencies (Note 10)
Net Assets	$ 846,429,378
Composition of Net Assets:
Paid-in capital	917,989,854
Accumulated losses	(71,560,476)
Net Assets	$ 846,429,378
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	36,467,057
Net asset value per share	$ 23.21

See Notes to Financial Statements.
2019 Annual Report19

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2019

Investment Income (Note 2):
Interest	$ 55,503,853
Dividends and distributions (net of foreign withholding tax of $370,982)	11,424,317
Less return of capital distributions	(5,283,859)
Total investment income	61,644,311
Expenses:
Investment advisory fees (Note 5)	11,068,823
Administration fees (Note 5)	1,660,324
Custodian fees	184,528
Directors' fees	157,935
Reports to shareholders	146,591
Fund accounting fees	137,277
Legal fees	107,471
Miscellaneous	78,280
Audit and tax services	74,064
Transfer agent fees	54,223
Insurance	45,725
Stock exchange listing fees	37,401
Total operating expenses	13,752,642
Interest expense on credit facility and reverse repurchase agreements (Note 7)	7,918,072
Total expenses	21,670,714
Net investment income	39,973,597
Net realized gain (loss) on:
Investment transactions	8,552,875
Futures transactions	(955,312)
Foreign currency transactions	(45,756)
Net realized gain	7,551,807
Net change in unrealized appreciation on:
Investments	81,157,947
Foreign currency translations	5,868
Net change in unrealized appreciation	81,163,815
Net realized and unrealized gain	88,715,622
Net increase in net assets resulting from operations	$128,689,219

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 39,973,597	$ 55,553,546
Net realized gain (loss)	7,551,807	(25,294,502)
Net change in unrealized appreciation (depreciation)	81,163,815	(55,485,080)
Net increase (decrease) in net assets resulting from operations	128,689,219	(25,226,036)
Distributions to Shareholders from:
Distributable earnings	(47,352,126)	(55,785,407)
Return of capital	(39,751,489)	(31,347,787)
Total distributions paid	(87,103,615)	(87,133,194)
Capital Share Transactions:
Cost of shares repurchased (Note 8)	(450,390)	—
Net decrease in net assets from capital share transactions	(450,390)	—
Total increase (decrease) in net assets	41,135,214	(112,359,230)
Net Assets:
Beginning of year	$805,294,164	$ 917,653,394
End of year	$846,429,378	$ 805,294,164
Share Transactions:
Shares repurchased (Note 8)	(20,880)	—

See Notes to Financial Statements.
2019 Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 128,689,219
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(498,310,715)
Proceeds from disposition of long-term portfolio investments and principal paydowns	610,165,030
Net purchases and sales of short-term portfolio investments	(17,093,385)
Return of capital distributions from portfolio investments	5,283,859
Decrease in interest and dividend receivable	709,295
Increase in prepaid expenses	(2,288)
Decrease in interest payable for credit facility and reverse repurchase agreements	115,663
Decrease in investment advisory fee payable	40,202
Increase in administration fee payable	(2,731)
Decrease in directors' fee payable	1,169
Decrease in accrued expenses	(96,219)
Net accretion on investments and paydown gains or losses on investments	(13,737,664)
Unrealized appreciation on investments	(81,157,947)
Net realized gain on investment transactions	(8,552,875)
Net cash provided by operating activities	126,050,613
Cash flows used for financing activities:
Net cash provided by reverse repurchase agreements	(38,607,762)
Net cash used for shares repurchased	(450,390)
Distributions paid to stockholders	(87,103,615)
Net cash used for financing activities	(126,161,767)
Net decrease in cash	(111,154)
Cash at beginning of year*	6,298,073
Cash at end of year*	$ 6,186,919
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the year ended December 31, 2019, totaled $7,802,409.
* Includes cash on deposit with brokers for reverse repurchase agreements.

See Notes to Financial Statements.
22Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31,			For the Period from December 5, 2016[1] to December 31,
	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 22.07	$ 25.15	$ 25.14	$ 25.00
Net investment income[2]	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$ 23.21	$ 22.07	$ 25.15	$ 25.14
Market price, end of period	$ 21.35	$ 19.07	$ 23.37	$ 22.31
Total Investment Return based on Net Asset Value#	16.42%	-3.08%	9.88%	1.36% [5]
Total Investment Return based on Market Price†	24.79%	-9.12%	15.94%	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[8]	1.61%	1.63%	1.60%	1.70% [6]
Interest expense	0.93%	0.93%	0.58%	0.60% [6]
Total expenses[8]	2.54%	2.56%	2.18%	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense[8]	1.61%	1.08%	1.03%	1.03% [6]
Net expenses including waivers and reimbursement and interest expense[8]	2.54%	2.00%	1.61%	1.63% [6]
Net investment income	4.69%	6.31%	6.84%	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement[8]	4.69%	5.76%	6.27%	7.46% [6]
Portfolio turnover rate	46%	35%	43%	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$242,192	$280,800	$259,395	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 4,495	$ 3,868	$ 4,538	$ 4,032

*	Distributions for annual periods determined in accordance with federal income tax regulations.
#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[8]	The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

See Notes to Financial Statements.
2019 Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements
December 31, 2019

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol “RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
24Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
2019 Annual Report25

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 3,049,511	$ —	$ 3,049,511
Securitized Credit	—	366,866,903	3,353,491	370,220,394
Corporate Credit	—	416,961,774	825	416,962,599
Term Loans	—	9,685,705	—	9,685,705
Common Stocks	190,247,250	63,145,347	11	253,392,608
Money Market Fund	23,541,094	—	—	23,541,094
Total Investments	$ 213,788,344	$ 859,709,240	$ 3,354,327	$1,076,851,911
The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under FASB ASC Topic 820, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $180,000,000 for the credit facility and $62,192,000 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of December 31, 2019, these financial instruments are categorized as Level 2 within the disclosure hierarchy.
The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of December 31, 2019.
	Quantitative Information about Level 3 Fair Value Measurements
Assets	Value as of December 31, 2019	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Class B Notes	$3,353,491	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.7%-12.9% (10.8%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset-Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$3,354,327

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
26Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2018	$ 50,465,563	$825	$ 394,786	$ 50,861,174
Accrued discounts (premiums)	1,850,260	—	—	1,850,260
Realized gain (loss)	180,263	—	—	180,263
Change in unrealized appreciation (depreciation)	4,612,110	—	(394,775)	4,217,335
Purchases at cost	68,273	—	—	68,273
Sales proceeds	(2,373,879)	—	—	(2,373,879)
Transfers out of Level 3	(51,449,099)	—	—	(51,449,099) (a)
Balance as of December 31, 2019	$ 3,353,491	$825	$ 11	$ 3,354,327
Change in unrealized gains or losses relating to assets still held at the reporting date	$ 29,926	$ —	$(394,775)	$ (364,849)

(a) Transferred from Level 3 to level 2 due to an increase in observable market data for these securities.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose
2019 Annual Report27

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at www.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
New Accounting Pronouncements: In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods
28Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

within those fiscal years beginning after December 15, 2018. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
3.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
The following tables set forth the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:
Derivatives	Location of Gains (Losses) on Derivatives	Net Realized Loss on Derivatives	Net Change in Unrealized Depreciation on Derivatives
Futures contracts	Futures transactions	$(955,312)	$—
The average quarterly notional value of futures contracts outstanding during the year ended December 31, 2019 was $13,582,922, which represents the volume of activity during the year.
The Funds have elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in
2019 Annual Report29

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.
As of December 31, 2019, the Fund did not have any derivative financial instruments outstanding.
4.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).
30Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the year ended December 31, 2019, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities were $495,767,230 and $606,749,955, respectively.
For the year ended December 31, 2019, purchases and sales of long-term U.S. Government securities were $0 and $466,215, respectively.
7.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding. As of December 31, 2019, the Fund had outstanding borrowings of $180,000,000. For the year ended December 31, 2019, the Fund borrowed an average daily balance of $180,000,000 at a weighted average borrowing cost of 3.17% and the interest expense amounted to $5,713,943. As of December 31, 2019, the total value of the collateral was $248,926,762.
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
2019 Annual Report31

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

At December 31, 2019, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	1.90%	12/12/19	01/06/20	$ 3,834,000	$ 3,838,048
JPMorgan Chase	2.00	12/02/19	01/06/20	1,678,000	1,680,797
JPMorgan Chase	2.05	12/02/19	01/06/20	1,734,000	1,736,962
JPMorgan Chase	2.10	12/02/19	01/06/20	208,000	208,364
JPMorgan Chase	2.20	12/02/19	01/06/20	9,745,000	9,762,865
RBC Capital Markets	2.44	11/21/19	02/21/20	6,073,000	6,089,908
RBC Capital Markets	2.44	12/05/19	03/05/20	3,675,000	3,681,729
RBC Capital Markets	2.44	12/13/19	03/13/20	5,795,000	5,802,455
RBC Capital Markets	2.45	11/13/19	02/13/20	3,959,000	3,972,227
RBC Capital Markets	2.46	11/15/19	02/14/20	9,317,000	9,346,922
RBC Capital Markets	2.46	12/20/19	03/20/20	11,462,000	11,471,391
RBC Capital Markets	2.61	10/04/19	01/03/20	4,712,000	4,742,362
Total				$62,192,000	$62,334,030
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the twelve months ended December 31, 2019 was $73,815,429 at a weighted average daily interest rate of 2.99%. As of December 31, 2019, the total value of the collateral was $72,918,529.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$21,911,000	$40,281,000	$—	$62,192,000
Total	$—	$21,911,000	$40,281,000	$—	$62,192,000
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Cash (Pledged) Received*	Net Amount
Description
Reverse Repurchase Agreements	$62,192,000	$—	$62,192,000	$(62,192,000)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is
32Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
8.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 36,467,057 shares outstanding at December 31, 2019 for the Fund, the Adviser owns 72,818 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2019, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2020. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the year ended December 31, 2019, 20,880 shares were repurchased by the Fund at a weighted average price of $21.550, an aggregate cost of $450,390 and at a weighted average discount of 7.53% to net asset value. All shares repurchased have been reclassified as authorized but unissued.
9.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2019, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2019, open taxable years consisted of the taxable period from December 5, 2016 (commencement of operations) to December 31, 2016 and the taxable years ended December 31, 2017 through and December 31, 2019. No examination of the Fund’s tax returns is currently in progress.
2019 Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended December 31 were as follows:
	December 31, 2019	December 31, 2018
Ordinary income	$47,352,126	$55,785,407
Return of capital	39,751,489	31,347,787
Total	$87,103,615	$87,133,194
At December 31, 2019, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Post-October loss	$ (132,118)
Capital loss carryforwards(1)	(86,439,632)
Other accumulated losses	(14,380,749)
Tax basis unrealized appreciation on investments and foreign currency	29,392,023
Total tax basis net accumulated losses	$(71,560,476)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2019 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,047,459,888	$71,161,337	$(41,769,314)	$29,392,023
As of December 31, 2019, the Fund's capital loss carryforwards were as follows:
Capital Loss Carryforwards:	Expires:	Limitation:
$43,606,776	N/A	N/A
$29,275,116	N/A	N/A
$7,560,898	N/A	12/31/2020
$3,443,546	N/A	12/31/2021
$3,443,546	N/A	12/31/2022
$3,443,546	N/A	12/31/2023
$3,443,546	N/A	12/31/2024
$1,915,047	N/A	12/31/2025
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
At December 31, 2019, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Paid-in capital	Undistributed net investment income	Accumulated net realized loss
$(15,337)	$6,703,128	$(6,687,791)
34Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distribution Per Share	Record Date	Payable Date
$0.1990	January 15, 2020	January 23, 2020
$0.1990	February 12, 2020	February 20, 2020
On October 28, 2019, the Board of Directors of each of Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) and Brookfield Real Assets Income Fund Inc. (NYSE: RA) approved the proposed reorganization (the “Reorganization”) of INF into RA. At a joint special meeting of stockholders (the “Special Meeting”) held on January 24, 2020, the stockholders of RA approved the issuance of additional shares of common stock to effect the proposed Reorganization. The Special Meeting was adjourned until February 7, 2020 with respect to the proposal to reorganize INF into RA. At the Special Meeting that was reconvened on February 7, 2020, the stockholders of INF approved the proposed Reorganization. The Reorganization is expected to be completed following the close of the New York Stock Exchange on Friday, March 6, 2020, subject to all applicable regulatory requirements and other customary closing conditions being satisfied. Detailed information on the Reorganization is contained in the Joint Proxy Statement/Prospectus previously filed with the SEC.
The Reorganization will be effected by the transfer of all of INF’s assets to RA, and RA will assume all of INF’s liabilities, in exchange solely for newly issued RA common shares, which will be distributed by INF to its stockholders in the form of a liquidating distribution. RA common shares issued to INF stockholders will have an aggregate net asset value equal to the aggregate net asset value of INF’s common shares outstanding immediately prior to the Reorganization, less the costs of the Reorganization. Each stockholder of INF will receive the number of RA common shares corresponding to his or her proportionate interest in the common shares of INF. The Reorganization is intended to qualify as tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, so that stockholders of INF will not recognize any gain or loss through the exchange of shares in the Reorganization.
Additional information about the Reorganization will be made publicly available at a later date once the Reorganization is complete.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2019 Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2019

To the shareholders and the Board of Directors of Brookfield Real Assets Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Brookfield Real Assets Income Fund Inc. (the "Fund"), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from December 5, 2016 (commencement of operations) through December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Chicago, Illinois
February 26, 2020
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
36Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Tax Information
December 31, 2019

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2019) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 45.64% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statement of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 9.20%.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was 2.68%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
2019 Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification
December 31, 2019

On June 3, 2019, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge, Inc. However, from time to time, PSG may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge, Inc. at any time. As of December 31, 2019, the Fund's ownership of Enbridge, Inc. was $4,716,662 or 0.6% of net assets.
38Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2020 Annual Meeting of Shareholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Principal of Trimblestone Investment Co. (2019-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present).	10
Interested Director Class I Director to serve until 2020 Annual Meeting of Shareholders:
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
Independent Director Class II Director to serve until 2021 Annual Meeting of Shareholders:
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10
2019 Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Directors Class III Directors to serve until 2022 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
40Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014	President of several investment companies advised by the Adviser (2014–Present); Managing Director (2014–
Present), Assistant General Counsel (2010–2017); General Counsel, (2017–Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016–Present); Director of Brookfield Soundvest Capital Management (2015–2018).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Accounting and Administration of the Adviser (2012-Present);
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014 -2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2019 Annual Report41

BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
42Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2019 Annual Report43

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Stuart A. McFarland, Edward A. Kuczmarski, and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $64,000 and $60,000 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, Deloitte billed the Registrant aggregate fees of $9,600 and $9,600, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal years ended December 31, 2019 and 2018.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2019 and December 31, 2018. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2019 and December 31, 2018, for non-audit services rendered to the Fund and Fund Service Providers were $154,600 and $149,600, respectively. For the fiscal years ended December 31, 2019 and December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $145,000 and $140,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●

PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;

●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and

●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

Craig Noble, CFA – CEO, Alternative Investments and Portfolio Manager

Craig Noble is a Managing Partner and Chief Executive Officer of Alternative Investments of Brookfield Asset Management. In this role, Craig is responsible for Brookfield’s asset management business, including servicing and growing the client base and the expansion of Brookfield’s client offerings and strategies. He also serves as co-portfolio manager or in an investment advisory role on certain PSG Real Asset Solutions strategies. Craig joined Brookfield in 2004 and has held a variety of senior roles, including CEO of Brookfield’s Public Securities business and various investment roles in the private and public markets. Prior to Brookfield, he spent five years with a financial institution, focused on credit analysis, corporate lending and corporate finance. Craig holds a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University and holds the Chartered Financial Analyst designation.

Larry Antonatos – Managing Director, Portfolio Manager

Larry Antonatos has 28 years of industry experience and is a Portfolio Manager for the Public Securities Group’s Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined the firm in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Dana Erikson, CFA – Managing Director, Portfolio Manager

Dana Erikson has 30 years of industry experience and is a Portfolio Manager and Head of the Public Securities Group’s Corporate Credit team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2006, Dana was with Evergreen Investments or one of its predecessor firms since 1996 where he held a number of positions, including Senior Portfolio Manager, Head of the High Yield team and Head of High Yield Research. Dana holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston, Inc. He earned a Master of Business Administration degree (with Honors) from Northeastern University and a Bachelor of Arts degree in Economics from Brown University.

Dan Parker, CFA – Managing Director, Portfolio Manager

Daniel Parker has 22 years of industry experience and is a Portfolio Manager on the Public Securities Group’s Corporate Credit team. He is responsible for the portfolio construction process, including execution of buy/sell decisions for the Corporate Credit team, as well as continuing to support the Infrastructure Securities team. Daniel joined Brookfield Asset Management in 2006, initially focusing on high yield and stressed credit opportunities, before transitioning to the Public Securities Group in 2010. Prior to 2006, Daniel spent four years at Standard & Poor’s where he covered the utilities and natural resource sectors. He started his career in international trade finance as a credit analyst at Canada’s Export Credit Agency, EDC. Daniel holds the Chartered Financial Analyst designation and is a member of the CFA Society Chicago, Inc. He earned an Honours Bachelor of Commerce degree from Lakehead University.

Schroder Investment Management North America Inc. (the “Sub-Adviser”)

Michelle Russell-Dowe – Head of Securitized Credit

Michelle Russell-Dowe is the Head of Securitized Credit at Schroders, she is responsible for managing the Securitized Credit Team and the Securitized Credit Portfolio Strategies. She joined Schroders in 2016 and is based in New York. Ms. Russell-Dowe was the Head of Securitized Products at Brookfield Investment Management (previously Hyperion Capital Management) from 1999 to 2016 where she was responsible for managing the Securitized Products Investment Team. She was the Lead Portfolio Manager responsible for the Securitized Investment Strategies. She was a Vice President at Duff & Phelps Credit Rating Co from 1994 to 1999, where she was responsible for rating securities including residential mortgage-backed securities and asset-backed securities. Previously, Ms. Russell-Dowe has been a Co-Head of the Investor Committee of the American Securitization Forum (ASF). She holds an MBA in Finance (Valedictorian) from Columbia Graduate School of Business and a BA in economics from Princeton University.

Jeffrey Williams, CFA – Portfolio Manager

Jeffrey Williams is a Fund Manager at Schroders, which involves portfolio management for the firm’s securitized credit strategies, with a particular focus on CMBS, commercial real estate loans and related assets. He joined Schroders in 2016 and is based in New York. Mr. Williams was a Managing Director at Brookfield Investment Management from 2012 to 2016, which involved portfolio management for the securitized credit team with an emphasis on CMBS and commercial real estate loans. He was a Partner—Debt Investments at Wesley Capital Management, LLC from 2008 to 2012, which involved portfolio management and trading of debt securities for a long/short real estate securities hedge fund. He was a Vice President at Capital Trust, Inc from 2006 to 2008, which involved portfolio management and trading of CMBS, CDO and REIT bonds. Mr. Williams holds an MBA in Finance from Georgia State University and BA in Finance from University of South Florida. He is also a CFA Charterholder.

Anthony Breaks, CFA – Portfolio Manager

Anthony Breaks is a Fund Manager at Schroders, with a focus on RMBS, ABS and CLOs. He joined Schroders in 2016 and is based in New York. Mr. Breaks was a Managing Director at Brookfield Investment Management from 2005 to 2016, managing structured credit portfolios. He was a Director at Imagine Reinsurance, a subsidiary of Brookfield from 2002 to 2005, focused on structured credit investments and structured reinsurance transactions. Prior to that he was a Director at Liberty Hampshire from 2000 to 2002, involved in analysis and issuance of structured securities, and an Analyst at Merrill Lynch from 1998 to 2000, involved in CLO structuring and securities analysis. Mr. Breaks holds a BSc in Electrical Engineering from Massachusetts Institute of Technology and is a CFA Charterholder.

Management of Other Accounts

Adviser

Mr. Noble manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Noble as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	1	$ 83.55	—	$ —
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	—	—	—	—

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Larry Antonatos	Registered Investment Company	2	$ 155.96	—	$ —
	Other Pooled Investment Vehicles	4	384.93	3	39.04
	Other Accounts	4	640.92	—	—

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Dana Erikson, CFA	Registered Investment Company	1	$ 15.03	—	$ —
	Other Pooled Investment Vehicles	5	88.06	2	88.06
	Other Accounts	6	223.56	—	—

Mr. Parker manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Parker as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Dan Parker, CFA	Registered Investment Company	1	$ 15.03	—	$ —
	Other Pooled Investment Vehicles	5	88.06	2	88.06
	Other Accounts	6	223.56	—	—

Sub-Adviser

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	6	$ 1,867.07	—	$ —
	Other Pooled Investment Vehicles	14	$ 5,190.36	1	$ 38.22
	Other Accounts	14	$ 3,399.30	1	$ 891.62

Mr. Williams manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Williams as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Jeffrey Williams, CFA	Registered Investment Company	6	$ 1,867.07	—	$ —
	Other Pooled Investment Vehicles	14	$ 5,190.36	1	$ 38.22
	Other Accounts	14	$ 3,399.30	1	$ 891.62

Mr. Breaks manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Breaks as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Anthony Breaks, CFA	Registered Investment Company	2	$ 110.16	—	$ —
	Other Pooled Investment Vehicles	14	$ 5,190.36	1	$ 38.22
	Other Accounts	14	$ 3,399.30	1	$ 891.62

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as December 31, 2019.

Adviser

Dollar Range of Securities Owned
Craig Noble, CFA	None
Larry Antonatos	None
Dana Erikson, CFA	Over $100,000
Dan Parker, CFA	None

Sub-Adviser

Dollar Range of Securities Owned
Michelle Russell-Dowe	$100,001 - $500,000
Jeffrey Williams, CFA	$10,001 - $50,000
Anthony Breaks, CFA	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Fund’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention.    As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities.    As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers.    A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•	A base salary;
•	An annual cash bonus;
•	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	None.

(2)

A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	Not applicable.

(b)

A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 11, 2020

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 11, 2020